UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 27, 2004
                                                        ------------------



                    HANOVER  GOLD  COMPANY,  INC.
                    -----------------------------
      (Exact  Name  of  Registrant  as  Specified  in  Charter)



     Delaware                    000-23022               11-2740461
     --------                    ---------               ----------
(State or Other Jurisdiction   (Commission              (IRS Employer
     of  Incorporation)        File  Number)          Identification No.)



     11115  E.  Montgomery,  Suite  G,  Spokane  Valley,  Washington  99206  USA
     ---------------------------------------------------------------------------
                    (Address  of  principal  executive  offices)





Registrant's  telephone  number,  including  area  code          (509)  891-8817
                                                                 ---------------

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Item  5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment  of  Principal  Officers.

(b) Mr. Hobart Teneff resigned his position as President of Hanover Gold Company, Inc. September 27, 2004. Mr. Teneff continues his positions as the
Chief  Executive  Officer  and  Chairman  of  the  Board.

(c) Mr. Jackie E. Stephens was appointed President of the Company and a member of the board of directors October 1, 2004.

For the past five years Jackie E. Stephens has been the President of Jackie E. Stephens & Associates, Inc., a privately held corporation, providing geological services to the mining and environmental communities.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          HANOVER  GOLD  COMPANY,  INC.
          -----------------------------
          (Registrant)

Date:   October  11,  2004     By  /s/Hobart  Teneff
        ------------------       -------------------
               (Hobart  Teneff,  CEO)




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